UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2007

IRIS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-11181 (Commission File Number)	94-2579751 (I.R.S. Employer Identification No.)

9172 Eton Avenue
Chatsworth, CA 91311
(Address of Principal Executive Offices/Zip Code)

(818) 709-1244
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 – Results of Operations And Financial Condition.

        On August 9, 2007, IRIS International, Inc. issued a press release announcing anticipated financial results for the three months ended June 30, 2007.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On August 13, 2007, we issued a press release announcing our financial results for the three months ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

        We will host a conference call on August 13, 2007, at 4:30 p.m. Eastern time to review our financial results for the second quarter ended June 30, 2007. A replay of the call may be accessed on our web site at www.proiris.com or at www.vcall.com for 30 days from the date of the broadcast.

        The information in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 – Financial Statements and Exhibits.

(c)	Exhibits.
The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press Release, dated August 9, 2007, published by IRIS International, Inc.*
99.2	Press Release, dated August 13, 2007, published by IRIS International, Inc.*

        * This exhibit is furnished, not filed.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2007	IRIS INTERNATIONAL, INC. By: /s/ César M. Garcia César M. Garcia President and Chief Executive Officer